Income Tax Provision and Earnings Per Shares If Tax Holidays Granted Not Available (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Income Tax Holiday [Line Items]
Increase in income tax expense	$ 367	$ 2,970	$ 14,216
(Reduction in net income) increase in net loss per share-basic	$ 0.01	$ 0.04	$ (0.18)
(Reduction in net income) increase in net loss per share-diluted	$ 0.01	$ 0.04	$ (0.17)